Exhibit 10.33

AMENDMENT NO. 3 TO THE

INFORMATION TECHNOLOGY SERVICES AGREEMENT

This Amendment No. 3 to the Information Technology Services Agreement (this “Amendment”), dated as of April 15, 2011 (the “Amendment Effective Date”) is to the Information Technology Services Agreement, between INTERNATIONAL BUSINESS MACHINES CORPORATION (“Supplier Party”) and BROADRIDGE FINANCIAL SOLUTIONS, INC. (“Customer Party”), dated as of March 31, 2010, as amended (the “Agreement”). Supplier Party and Customer Party shall be jointly referred to herein as “Contracting Parties.” Unless otherwise indicated herein, capitalized terms used in this Amendment have the meanings set forth in the Agreement.

WHEREAS, the Contracting Parties desire to modify the terms and conditions of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the agreements set forth below, effective as of the Amendment Effective Date, the Contracting Parties agree as follows:

ARTICLE 1 AMENDMENTS TO THE AGREEMENT. The Agreement is hereby amended as follows:

(1)	Section 7.01 is amended to replace “within 120 days after the Effective Date” with “by May 15, 2011” at the end of the fourth sentence;

(2)

Section 23.04(2)(a)(iii) is amended to add the following sentence at the end of the Section: “Additionally, Supplier shall not be liable for any third party misappropriation of any Customer Confidential Information related to the Unencrypted Tapes (as defined in the First Revised Information Security Requirements (Attachment 12-A)) that occurs in the transfer of such Unencrypted Tapes to or from a Supplier Location unless that transfer occurs by Supplier without the prior written consent of Customer.”;

(3)	Section 25.01(1) is amended to replace “October 31, 2021” with “January 31, 2022”;

(4)	Section 25.15 is amended to replace “Effective Date” with “Commencement Date”.

ARTICLE 2 ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the entire agreement of the Contracting Parties with respect to the subject matter herein. Except as specifically amended herein, the Agreement shall remain in full force and effect and is hereby ratified in all respects. This Amendment shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York without giving effect to the principles of conflicts of law.

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IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment as of the Amendment Effective Date.

INTERNATIONAL BUSINESS MACHINES CORPORATION	BROADRIDGE FINANCIAL SOLUTIONS, INC.

by: Scott A. Morin	by: /s/John Hogan
name: Scott A. Morin	name: John Hogan
title: Vice President	title: President and COO
date: 4/16/11	date: 4/15/11